Lease Arrangements	6 Months Ended
Jun. 30, 2022
Lease Arrangements

12    Lease Arrangements

Charters-out

As of June 30, 2022, the Company generated operating revenues from its 71 vessels on time charters or bareboat charter agreements, with remaining terms ranging from less than one year to June 2028. Under the terms of the charter party agreements, most charterers have options to extend the duration of contracts ranging from less than one year to five years after the expiration of the contract. The Company determines fair value of its vessels at the lease commencement date and at the end of lease term for lease classification with the assistance from valuations obtained by third party independent shipbrokers. The Company manages its risk associated with the residual value of its vessels after the expiration of the charter party agreements by seeking multi-year charter arrangements for its vessels.

12    Lease Arrangements (Continued)

In May 2022, the Company received $238.9 million of charter hire prepayment related to charter contracts for 15 of the Company’s vessels, representing partial prepayment of charter hire payable up to January 2027. The future minimum payments, expected to be received on non-cancellable time charters and bareboat charters classified as operating leases consisted of the following as of June 30, 2022 (in thousands):

Remainder of 2022	$442,720
2023	697,369
2024	523,363
2025	286,004
2026	183,272
2027 and thereafter	179,561
Total future rentals	$2,312,289

Rentals from time charters are not generally received when a vessel is off-hire, including time required for normal periodic maintenance of the vessel. In arriving at the future minimum rentals, an estimated time off-hire to perform periodic maintenance on each vessel has been deducted, although there is no assurance that such estimate will be reflective of the actual off-hire in the future.